UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 17, 2008

MACK-CALI REALTY CORPORATION
(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Thornall Street, Edison, New Jersey, 08837
(Address of Principal Executive Offices) (Zip Code)

(732) 590-1000
(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Thornall Street, Edison, New Jersey, 08837
(Address of Principal Executive Offices) (Zip Code)

(732) 590-1000
(Registrant’s telephone number, including area code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On November 17, 2008, Mack-Cali Realty Corporation (the “General Partner”), the general partner of Mack-Cali Realty, L.P. (the “Operating Partnership”), announced that the Operating Partnership has accepted for purchase $100.3 million principal amount of its 7.25% Senior Unsecured Notes due March 15, 2009 (the “Notes”) validly tendered pursuant to its previously announced cash tender offer for the Notes (the “Tender Offer”).   The Notes accepted for purchase represent approximately 33.4% of the principal amount of Notes outstanding prior to the Tender Offer. The Tender Offer expired at 5:00 p.m., New York City time, on Friday, November 14, 2008 (the “Expiration Time”).  Payment for Notes purchased pursuant to the Tender Offer is expected to be made on Tuesday, November 18, 2008 (the “Payment Date”).

The consideration to be paid for each $1,000 principal amount of Notes accepted for payment will be $1,000 for Notes validly tendered and not withdrawn at or prior to the Expiration Time. In addition, each tendering holder of Notes accepted for payment will be paid accrued and unpaid interest on such Notes from the last interest payment date up to, but not including, the Payment Date. The aggregate consideration for Notes accepted for payment, including accrued and unpaid interest, is expected to be approximately $101.5 million.

The Tender Offer was made pursuant to the Operating Partnership’s Offer to Purchase dated November 6, 2008 and the related Letter of Transmittal.

J.P. Morgan Securities Inc. acted as Dealer Manager for the Tender Offer.

A copy of the General Partner’s press release announcing the completion of the Tender Offer is filed herewith as Exhibit 99.1.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.             Description

99.1	Press Release of Mack-Cali Realty Corporation dated November 17, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated:  November 17, 2008                                By:           /s/ Barry Lefkowitz
Barry Lefkowitz
Executive Vice President and
Chief Executive Officer

MACK-CALI REALTY, L.P.

By:           Mack-Cali Realty Corporation,
its general partner

Dated:  November 17, 2008                                By:           /s/ Barry Lefkowitz
Barry Lefkowitz
Executive Vice President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.             Description

99.1	Press Release of Mack-Cali Realty Corporation dated November 17, 2008.